Series A Notes, Net Of Current Maturities (Tables)	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Schedule Of Series A Notes, Net Of Current Maturities

	December 31,
	2019	2018
Series A Notes	$60,764	$112,060
Less – Current maturities	(61,977)	(59,737)
Carrying amount adjustments on Series A Notes (*)	1,167	3,842
Premium on Series A Notes, net	46	138
	$—	$56,303

(*)
As a result of fair value hedge accounting, described below and in Notes 2Y and 2AA, the carrying amount of the Series A Notes is adjusted for changes in the interest rates.

Schedule Of Future Principal Payments For The Series A Notes	Future principal payments for the Series A Notes, including the effect of the cross-currency interest rate swap transactions, are as follows:

December 31, 2019
2020	current maturities	$55,533